UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2015

WORLD POINT TERMINALS, LP
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36049	46-2598540
(Commission File Number)	(IRS Employer Identification No.)

8235 Forsyth Blvd., Suite 400
St. Louis, Missouri 63105
(Address of Principal Executive Offices)

(314) 889-9660
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On August 31, 2015, the Board of Directors of WPT GP, LLC, the general partner of World Point Terminals, LP (the “Partnership”), approved the First Amendment (the “First Amendment”) to First Amended and Restated Agreement of Limited Partnership of the Partnership, as amended (the “Partnership Agreement”) in order to modify the definition of “Conflicts Committee” contained in the Partnership Agreement.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by the reference to the complete text of the First Amendment, a copy of which is filed as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

3.1	First Amendment to First Amended and Restated Agreement of Limited Partnership of World Point Terminals, LP, dated as of August 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD POINT TERMINALS, LP

By:	WPT GP, LLC
its general partner

By:	/s/ Steven G. Twele
Name:	Steven G. Twele
Title:	Vice President and Chief Financial Officer

Date: September 4, 2015